U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004

UCN, INC.
(Exact name of registrant as specified in its charter)

0-26917
(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 8406
(Address of principal executive offices)

(801) 320-3300
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                 On September 30, 2004, UCN, Inc., entered into the Purchase Option Exercise and Agreement on Related Matters with MyACD, Inc., a Utah corporation, and Michael L. Shelton and David O. Peterson, the holders of all the common stock of MyACD. Under the Option Exercise Agreement:

UCN and MyACD extended the term of the Cooperation and Management Agreement dated October 1, 2003 through the end of 2004
UCN exercised its option to purchase all of the capital stock of MyACD from Shelton and Peterson under the Purchase Option Agreement dated October 1, 2003; and
UCN, Shelton, and Peterson amended the Purchase Option Agreement to schedule the closing on January 5, 2005, and modify terms of payment and other provisions.

                 MyACD develops and distributes telephony software solutions for call center traffic management and related functions that UCN offers to customers over its VoIP network acquired earlier in 2003.

                 The total purchase price for MyACD is $6,211,384. The purchase price will be paid in January 2005 when UCN issues to Shelton a promissory note in the principal amount of $5,629,846 and to Peterson a promissory note in the principal amount of $581,538. Both notes are non-interest bearing.

                 Payments required under the Shelton note are:

(a) A payment of $1,357,461.50 on January 5, 2005 and a payment of $35,255 on January 15, 2005;

(b)            11 monthly payments on the 15th day of each month beginning February 15, 2005 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $35,255 or greater than $135,956;

(c)            12 monthly payments on the 15th day of each month beginning January 15, 2006 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $90,640 or greater than $181,280;

(d)            12 monthly payments on the 15th day of each month beginning January 15, 2007 each in an amount equal to 15.4 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $135,956 or greater than $226,595; and

(e) All remaining unpaid principal on or before January 15, 2008.

                 The first payment under the Shelton note of $1,357,461.50 due on January 5, 2005 is payable $231,491.50 in cash and by issuing to Shelton in lieu of money 562,985 shares of fully paid and non-assessable common stock of UCN. However, if the average fair market value of the common stock during the 60 trading-day period ending on and including December 31, 2004 is less than $2.00 per share or if the fair market value of the common stock on January 4, 2005 is less than $2.00 per share, then in lieu of issuing to Shelton shares of common stock UCN must make the balance of the payment of $1,125,970 in cash. Fair market value of UCN common stock is determined on the basis of the average of the highest “bid” and lowest “asked” quotations for a share of common stock in the over-the-counter market.

        Payments required under the Peterson note are:

(a) A payment of $195,384.50 on January 5, 2005 and a payment of $4,745.00 on January 15, 2005;

(b)            11 monthly payments on the 15th day of each month beginning February 15, 2005 each in an amount equal to 1.6 percent of of MyACD product revenue in each calendar month, but in no event will each such payment be less that $4,745.00 or greater than $14,044.00;

(c)            12 monthly payments on the 15th day of each month beginning January 15, 2006 each in an amount equal to 1.6 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $9,360.00 or greater than $18,720.00;

(d)            12 monthly payments on the 15th day of each month beginning January 15, 2007 each in an amount equal to 1.6 percent of MyACD product revenue in each calendar month, but in no event will each such payment be less that $14,044.00 or greater than $23,405.00; and

(e) All remaining unpaid principal on or before January 5, 2008.

        Both notes will be secured by UCN pledging the common stock of MyACD acquired in the transaction as collateral. UCN’s payment obligations under the notes may be accelerated by the holders on the occurrence of events of default, which include non-payment, insolvency or bankruptcy, breaches of certain representations and warranties of UCN in the Option Purchase Agreement, or UCN’s termination without cause of employment agreements with Shelton or Peterson.

        MyACD is the obligor on two promissory notes issued in October 2003 to a former stockholder of MyACD. Upon the acquisition of MyACD as a wholly owned subsidiary in January 2005 the remaining payment obligations on these notes will appear on the balance sheet of UCN as a result of its consolidation with MyACD for financial reporting purposes. One note is in the original principal amount of $575,000 is non-interest bearing, and is payable in monthly installments of $11,275 beginning October 31, 2003 and continuing through December 31, 2008 when all remaining principal is due and payable in full. At October 1, 2004 the remaining principal due on the foregoing note was $439,700, and at January 5, 2005 the remaining principal due should be $405,875. The second note is in the principal amount of $85,710.06, is non-interest bearing, and is payable in equal monthly installments of $2,381 commencing January 5, 2005 and continuing through December 5, 2007 when all remaining principal is due and payable in full. The note in the original principal amount of $575,000 is secured by a pledge of 2,790,000 shares of the common stock of MyACD. MyACD’s payment obligations under both notes may be accelerated by the holder in the event of a payment default, insolvency, or bankruptcy of MyACD.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On September 29, 2004, the Board of Directors of UCN elected Paul Jarman to the position of Chief Executive Officer effective January 1, 2005, so as of that date he will serve as President and Chief Executive Officer of UCN. Mr. Jarman, age 34, has served as an officer of UCN during the past five years, first as an Executive Vice President and as President since December 2002. Mr. Jarman’s annual base salary in 2004 is $150,000 and will increase to $170,000 in 2005. Bonuses, options, and other incentive compensation may be granted at the discretion of the Board of Directors. There is no written employment agreement between UCN and Mr. Jarman, so either party may terminate the engagement at any time.

        Theodore Stern, the current Chief Executive Officer, will continue in that position through the remainder of 2004. After 2004 Mr. Stern will continue to serve as Chairman of the Board of UCN.

Item 9.01	Financial Statements and Exhibits

Exhibits:   Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K.

Exhibit No.	Title of Document
10.1	Cooperation and Management Agreement between UCN, Inc. (formerly Buyers United, Inc.) and MyACD, Inc., dated October 1, 2003*
Excluding:
Schedule I - Buyers United Existing Customers;
Schedule II - MyACD Customers;
Schedule III - Enhanced Services Marketing Budget;
Schedule IV - Monthly Budget Payments; and
Schedule V - Revised Wholesale Services Agreement Pricing (6)
10.2	Purchase Option Agreement between UCN, Inc. (formerly Buyers United, Inc.), Michael L. Shelton and David O. Peterson dated October 1, 2003*
Excluding:
Exhibit A - Form of Term Note;
Exhibit B - Form of Security and Pledge Agreement;
Exhibit C - Form of Term Note;
Exhibit D - Form of Security and Pledge Agreement;
Exhibit E - Form of Employment Agreement;
Exhibit F - Form of Stock Option Grant; and
Exhibit G - Form of Employment Agreement (6)
10.3	Purchase Option Exercise and Agreement on Related Matters between UCN, Inc., MyACD, Inc., Michael L. Shelton, and David O. Peterson dated September 30, 2004
Excluding:
Exhibit A - Form of Shelton Term Note;
Exhibit B - Form of Peterson Term Note; and
Exhibit C - Schedule IV - Monthly Budget Payments
99.1	Press Release dated October 4, 2004 regarding MyACD
99.2	Press Release dated October 4, 2004 regarding Management

*

These documents were filed as exhibits to UCN’s annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 30, 2004, and are incorporated herein by this reference.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: October 1, 2004	By:	/s/ Paul Jarman
Paul Jarman, President